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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) March 26, 2001

IMPAC SECURED ASSETS CORP. (as company under a Pooling and Servicing Agreement, dated as of March 29, 2001, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2001-1)


                           Impac Secured Assets Corp.
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             (Exact name of registrant as specified in its charter)

          CALIFORNIA               333-53986             33-071-5871
------------------------------     ---------             -----------
(State or Other Jurisdiction       (Commission          (I.R.S. Employer
of Incorporation)                  File Number)          Identification No.)


1401 Dove Street
 Newport Beach, California                                         92660
 ---------------------------                                    --------
(Address of Principal                                           (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (949) 475-3600



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Item 5.  Other Events.
         ------------

         The consolidated balance statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 1999 and December 31, 1998 and the related consolidated statements of income, changes in shareholder's equity, and cash flows for each of the three years in the period ending December 31, 1999, are hereby incorporated by reference in this Current Report on Form 8-K and shall be deemed to be a part hereof.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                  Item 601(a) of
                  Regulation S-K
Exhibit No.       Exhibit No.                   Description
-----------       -----------                   -----------

1                 23                            Consent of
                                                PricewaterhouseCoopers LLP,
                                                independent auditors of MBIA
                                                Insurance Corporation with
                                                respect to the Impac Secured
                                                Assets Corp. Mortgage Pass-
                                                Through Certificates, Series
                                                2001-2.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             IMPAC SECURED ASSETS CORP.


                             By:    /s/ Richard J. Johnson
                                ----------------------------------------------
                             Name:      Richard J. Johnson
                             Title:     Chief Financial Officer and Secretary


Dated: March 26, 2001

                                  EXHIBIT INDEX


                  Item 601(a) of                                 Sequentially
Exhibit           Regulation S-K                                 Numbered
Number            Exhibit No.       Description                  Page
------            -----------       -----------                  ----

1                     23           Accountant's Consent